UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2021
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 28, 2021, Flexiti Financing SPE Corp. (“FSPE”), as borrower, and Flexiti Financial Inc. (“FFI”), as seller or servicer, entered into a definitive agreement (the “Third Amended and Restated Credit Agreement”) with the lenders thereto, from time to time; Credit Suisse AG, New York Branch, as the facility agent for the Class A Revolving Lenders (as defined therein), lead arranger, syndication agent and documentation agent; SPF Securitized Products Master Fund Ltd., as class B agent for the Class B Lenders (as defined therein); and TSX Trust Company, as collateral agent and verification agent, that provides for the borrowing capacity of the following maximum amounts: C$421,000,000 as the class A revolving commitment, C$421,000,000 as the class A revolving conduit commitment and $79,000,000 as the class B revolving commitment. CURO Group Holdings Corp. (the “Company”), as parent, has guaranteed the obligations of FSPE and FFI under the Third Amended and Restated Credit Agreement. The Third Amended and Restated Credit Agreement became effective on March 10, 2021, the closing date of the previously-announced acquisition by the Company of FLX Holding Corporation ("FLX") and FFI (the "Transaction").

Pursuant to the performance guarantee and indemnity agreement entered into by the Company on March 8, 2021 (the “Guarantee”) in connection with the Third Amended and Restated Credit Agreement, the Company is providing the lenders party to the Third Amended and Restated Credit Agreement with a full recourse guarantee and indemnity.

The foregoing descriptions of the Third Amended and Restated Credit Agreement and the Guarantee are not complete and are qualified in their entirety by reference to the full text of the Third Amended and Restated Credit Agreement and the Guarantee, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2021.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On March 10, 2021, the Company completed its previously-announced acquisition of FLX and FFI for total consideration of C$109.0 million, subject to customary net-working capital adjustments. In addition, earn-out amounts of up to a maximum of C$46.5 million may become payable to certain of the selling security holders, depending on business performance. The acquisition of FLX occurred pursuant to a plan of arrangement under Section 182 of the Business Corporations Act (Ontario). The acquisition of FFI occurred pursuant to Section 192 of the Canada Business Corporations Act. A description of the other material terms of the definitive arrangement agreement was included in the Current Report on Form 8-K filed by the Company on February 1, 2021. A copy of the definitive agreement was included in the Annual Report on Form 10-K for the year ended December 31, 2020 filed by the Company on March 5, 2021. Such description and such copy of such agreement is incorporated herein by reference.

ITEM 7.01 Other Events

On March 10, 2021, the Company issued a press release announcing the Transaction. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The foregoing is being furnished and shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information herein is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of March, 2021.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer